Exhibit 10.4

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 13, 2013, by and between HERCULES TECHNOLOGY GROWTH CAPITAL, INC. (“Lender”) and OCZ TECHNOLOGY GROUP, INC. (“OCZ”), and SANRAD INC. (hereinafter together with OCZ collectively referred to as “Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan Agreement dated as of March 11, 2013, (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Agreement.

Now, THEREFORE, the parties agree as follows:

1. The following definition in Section 1.1 of the Agreement is hereby amended or restated as follows:

““Warrant” means the warrants entered into in connection with the Loan and any amendment to this Agreement.”

2. Section 7.16 of the Agreement is hereby amended and restated in its entirety to read as follows:

“7.16 Financial Covenants. Borrower shall maintain the following financial covenants, as applicable:

(a) Quarterly EBITDA. Borrower shall maintain minimum EBITDA of not less than (i) $1,000,000 below the Agreed Forecast for the trailing three months ending as of the fiscal quarter ending May 2013, (ii) $1,500,000 below the Agreed Forecast for the trailing six months ending as of the fiscal quarters ending August 2013 and November 2013, and (iii) $1,250,000 below the Agreed Forecast for the trailing six months ending as of each of the fiscal quarters ending thereafter.

(b) Minimum Liquidity. Borrower shall maintain minimum Liquidity of at least $10,000,000 at all times until Borrower’s non-GAAP EBITDA is greater than zero for two (2) consecutive fiscal quarters ending after the Closing Date.

(c) Subsequent Financing. Borrower shall raise a minimum of $20,000,000 in gross cash proceeds through the sale of new equity or subordinated debt no later than January 31, 2014, $10,000,000 of which must be raised by Borrower no later than June 21, 2013.”

3. Section 7.17 of the Agreement is hereby amended and restated in its entirety to read as follows:

“7.17 Post-Closing Conditions. Within fifteen (15) days after the Closing Date, Lender shall have received from Borrower, in form and substance reasonably satisfactory to Lender a fully executed Account Control Agreements with respect to Borrower’s Deposit Accounts and accounts holding Investment Property, other than Borrower’s account at Silicon Valley Bank, which shall be delivered on the date hereof. Within thirty (30) days after the Closing Date, Borrower shall use best efforts to deliver to Lender, in form and substance reasonably satisfactory to Lender, a fully executed landlord or bailee agreements with respect to the location described on Exhibit B. Within sixty (60) days after the Closing Date, Lender shall have received from Borrower, in form and substance reasonably satisfactory to Lender a fully executed pledge of sixty-five percent (65%) of the stock of Borrower’s Subsidiary organized in the United Kingdom. Further, within one hundred and fifty (150) days after the Closing Date, Lender shall have received from Borrower, in form and substance reasonably satisfactory to Lender a fully executed pledge of sixty-five percent (65%) of the stock of all of Borrower’s other Subsidiaries organized outside of the United States that have not been dissolved during such one hundred and fifty (150) day period.”

4. Upon the effectiveness of this Amendment, Lender hereby waives (i) any Event of Default caused by the Borrower’s failure to comply with Section 7.16(a) of the Agreement for the fiscal quarter ended May 2013 and (ii) any Event of Default arising from any failure by the Borrower to comply with Section 7.16 (c) of the Loan Agreement prior to the date hereof,

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a) this Amendment, duly executed by Borrower;

(b) payment of (i) a facility modification charge of $200,000, and (ii) an amount equal to the Lender Expenses incurred in connection with this Amendment;

(c) Amendment No. I to Warrant to Purchase Capital Stock in the form attached hereto as Exhibit A; and

(d) An additional warrant to purchase capital stock in the form attached hereto as Exhibit B.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SANRAD INC.

By:
Title:
OCZ TECHNOLOGY GROU P, INC.

By:	/s/ Rafael Torres
Title:	CFO
HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:
Title: